UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021

NORTHERN GENESIS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39451	85-2097939
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Main Street, Suite 1000 Kansas City, MO	64112
(Address of principal executive offices)	(Zip Code)

(816) 514-0324
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	NGA.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	NGA	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NGA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Northern Genesis Acquisition Corp. (“NGA”) with the Securities and Exchange Commission (the “SEC”) on November 30, 2020, NGA entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”) with The Lion Electric Company, a corporation existing under the Business Corporations Act (Québec) (“Lion Electric”), and Lion Electric Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Lion Electric (“Merger Sub” and together with NGA and Lion Electric, the “Parties”).

On May 6, 2021 (the “Closing Date”), in accordance with the terms of the Business Combination Agreement, the Parties completed the business combination transaction pursuant to which, among other things, (i) Merger Sub merged with and into NGA (the “Merger”), with NGA being the surviving corporation and a wholly owned subsidiary of Lion Electric (the “Surviving Corporation”), (ii) each outstanding share of NGA’s common stock, par value $0.0001 per share (the “NGA Common Stock”) (other than certain Excluded Shares (as defined below) and certain Redemption Shares (as defined below)), converted into one common share of Lion Electric (the “Lion Common Share”) and (iii) each outstanding warrant of NGA (“NGA Warrant”), was assumed by Lion Electric and was converted into a warrant to acquire a number of Lion Common Shares equal to the number of shares of NGA’s Common Stock underlying such NGA Warrant, subject to the same terms and conditions as were applicable to the NGA Warrant.

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to NGA’s Current Report on Form 8-K filed with the SEC on November 30, 2020 and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon the completion of the Merger (the “Effective Time”), NGA entered into that certain Assignment and Assumption Agreement (the “Warrant Assumption Agreement”) by and among NGA, Lion Electric, Continental Stock Transfer & Trust Company, a New York corporation (“Continental”) and American Stock Transfer & Trust Company, a New York corporation (“AST”). Pursuant to the Warrant Assumption Agreement, Lion Electric assumed all of NGA’s rights and obligations under the Warrant Agreement, dated as of August 7, 2020 by and between NGA and Continental (the “Warrant Agreement”), and each warrant entitling the holder thereof to purchase shares of NGA Common Stock (each an “NGA Warrant”) was converted into a warrant to acquire a number of Lion Common Shares equal to the number of shares of NGA’s Common Stock underlying such NGA Warrant, subject to the same terms and conditions as were applicable to the NGA Warrant. Further, the Warrant Assumption Agreement provides for the resignation of Continental as warrant agent and the appointment of AST as the successor warrant agent.

The description of the Warrant Assumption Agreement in this Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Warrant Assumption Agreement, which is attached hereto as Exhibit 4.1.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, at the Effective Time, each share of NGA Common Stock outstanding as of immediately prior to the Effective Time, was cancelled and automatically converted into the right to receive one Lion Common Share. All shares of NGA Common Stock held by NGA as treasury shares immediately prior to the Effective Time and not held on behalf of third parties (collectively, “Excluded Shares”) were automatically canceled and ceased to exist as of the Effective Time, and no consideration was delivered in exchange therefor. Effective as of the Effective Time, 20,449 shares of NGA Common Stock issued and outstanding immediately prior to the Effective Time with respect to which stockholders of NGA validly exercised their redemption rights were redeemed at the Effective Time (the “Redemption Shares”) and were converted into the right to receive from NGA, in cash, a pro rata portion of the funds in NGA’s trust account (the “Trust Account”). As a result, approximately $204,595.55 was removed from the Trust Account to pay such stockholders for the Redemption Shares. As of the Effective Time, all Redemption Shares ceased to be outstanding and were automatically cancelled and retired and each holder of a Redemption Share ceased to have any rights with respect thereto, except the right to receive the cash payment in respect thereof from NGA referred to in the immediately preceding sentence.

On the Closing Date, at the Effective Time, each NGA Warrant that was outstanding immediately prior to the Effective Time was, pursuant to and in accordance with the Warrant Agreement and the Warrant Assumption Agreement, automatically and irrevocably modified to provide that such NGA Warrant will no longer entitle the holder thereof to purchase the amount of share(s) of NGA Common Stock set forth therein and in substitution thereof such warrant will entitle the holder thereof to acquire the same number of Lion Common Shares on the same terms and conditions (including exercisability terms) as were applicable to the NGA Warrant immediately prior to the Effective Time, except to the extent such terms or conditions were rendered inoperative upon consummation of the Merger.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, which was filed by NGA as Exhibit 2.1 to NGA’s Current Report on Form 8-K filed on November 30, 2020.

Item 3.01. Notice of Delisting

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the Merger, on May 6, 2021, NGA notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested (i) that NYSE suspend trading of the shares of NGA Common Stock effective as of the close of trading on May 6, 2021 and (ii) file with the SEC a Form 25 to delist the NGA Common Stock, the NGA Warrants and the units of NGA (the “NGA Securities”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). NGA intends to file a certification on Form 15 with the SEC to deregister the NGA Securities and suspend NGA’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in the Introductory Note, Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information set forth in the Introductory Note, Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

As of the Effective Time and as a result of the Merger, a change in control of NGA occurred and NGA became a wholly owned subsidiary of Lion Electric.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

In accordance with the terms of the Business Combination Agreement, as of the Effective Time, NGA amended and restated its certificate of incorporation (the “Second Amended and Restated Certificate”) and bylaws (the “Amended and Restated Bylaws”) in their entirety, each effective as of the Closing Date, and pursuant to the terms of the Business Combination Agreement, such Second Amended and Restated Certificate and Amended and Restated Bylaws are the certificate of incorporation and bylaws of the Surviving Corporation.

Copies of the Second Amended and Restated Certificate and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 8.01. Other Events

On May 6, 2021, NGA and Lion Electric issued a joint press release announcing the closing of the Merger, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
2.1*	Business Combination Agreement and Plan of Reorganization, dated as of November 30, 2020, by and among Lion Electric, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Northern Genesis Acquisition Corp. with the SEC on November 30, 2020).
3.1	Second Amended and Restated Certificate of Incorporation of Northern Genesis Acquisition Corp.
3.2	Amended and Restated Bylaws of Northern Genesis Acquisition Corp.
4.1	Assignment and Assumption Agreement by and among Northern Genesis Acquisition Corp., The Lion Electric Company, Continental Stock Transfer & Trust Company and American Stock Transfer & Trust Company dated May 6, 2021
99.1	Press Release, dated May 6, 2021

*All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 6, 2021

NORTHERN GENESIS ACQUISITION CORP.

By:	/s/ Nicolas Brunet
Name: Nicolas Brunet
Title: Executive Vice-President and Chief Financial Officer

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